BCM Decathlon Moderate Fund

Class A Shares (DECMX)

Institutional Class Shares (DECIX)

Supplement dated March 16, 2022

to the Prospectus and Summary Prospectus each dated April 11, 2021

ADVISORS PREFERRED Advisors Preferred, LLC 1445 Research Boulevard, Ste. 530 Rockville, MD 20850	Sub-Adviser: Beaumont Capital Management, LLC 125 Newbury Street, 4th Floor Boston, MA 02116

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

David Haviland no longer serves as a portfolio manager to the Fund and all such references should be disregarded.

The Investment Advisory Agreement between Advisors Preferred, LLC and Advisors Preferred Trust, on behalf of the Fund, now expressly excludes borrowing costs (such as interest and dividends on securities sold short, if any) from the Fund operating expenses that Advisors Preferred, LLC is required to bear.

The Subadvisory Agreement between Advisors Preferred, LLC and Beaumont Capital Management, LLC, with respect to the Fund now expressly excludes borrowing costs (such as interest and dividends on securities sold short, if any) from the Fund operating expenses that Beaumont Capital Management, LLC is required to bear.

The new address of Beaumont Capital Management, LLC is reflected above.

**************

This Supplement and the existing Prospectus, Summary Prospectus and Statement of Additional Information ("SAI") each dated April 11, 2021, provide relevant information for all shareholders and should be retained for future reference. These documents, which have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference. The Prospectus, Summary Prospectus and SAI can be obtained without charge by visiting www.advisorspreferred.com or by calling 1-833-786-1121.